UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549-1004

             -----------------------------------


                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                        MAY 15, 2002

                         VIACOM INC.
           --------------------------------------

                 (Exact name of registrant as
                  specified in its charter)


            Delaware       1-9553        04-2949533
          ---------      ---------      -----------
       (State or other   Commission      (IRS Employer
        jurisdiction     File Number     Identification
        of incorporation)                Number)


           1515 Broadway, New York, NY       10036
           ---------------------------------------
   (Address of principal executive offices)     (Zip Code)


                       (212) 258-6000
                       ---------------
     (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
        -------------

     On May 15, 2002, the Registrant announced that it had completed its acquisition of the assets of KCAL-TV from Young Broadcasting Inc. for $650 million in cash. The acquisition of KCAL-TV gives Viacom its second owned and operated station in Los Angeles, the second-largest television broadcast market in the United States. The acquisition brings to eight the number of major markets in which Viacom will own two television broadcast stations, including San Francisco, Philadelphia, Boston, Dallas, Detroit, Miami, and Pittsburgh.

                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VIACOM INC.
			      (Registrant)


                              By:  /s/ Michael D. Fricklas
                                   -------------------------
                                   Michael D. Fricklas
                                   Executive Vice President,
                                    General Counsel
                                    and Secretary




Date:  May 16, 2002